UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): December 27, 2021
PubMatic, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39748	20-5863224
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
N/A
(Address of Principal Executive Offices) (Zip Code)
N/A
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PUBM	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
PubMatic, Inc. (the “Company”) is saddened to report that Narendra Gupta, a member of the Company’s Board of Directors (the “Board”) and a member of the Board’s Audit Committee and Nominating and Corporate Governance Committee, passed away on December 25, 2021, as further noted in Item 8.01 below.

On December 27, 2021, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) that due to Mr. Gupta’s death, the Company is no longer in compliance with Nasdaq Listing Rule 5605(c)(2)(A), which requires the Audit Committee to be comprised of a minimum of three independent directors. Pursuant to Nasdaq Listing Rule 5605(c)(4)(B), the Company is entitled to a cure period to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A), which cure period will expire at the earlier of the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”) or December 25, 2022, or if the 2022 Annual Meeting is held before June 23, 2022, then the Company must evidence compliance no later than June 23, 2022. On December 29, 2021, Nasdaq issued a letter to the Company confirming the Company’s noncompliance with Nasdaq Listing Rule 5605 and informing the Company of the cure period. The Company intends to appoint an additional independent director to the Audit Committee prior to the end of the cure period.

Item 8.01.     Other Events.

The Company deeply regrets to announce that Narendra Gupta, a member of the Board and a member of the Board’s Audit Committee and Nominating and Corporate Governance Committee, passed away on December 25, 2021. The Company is grateful for Mr. Gupta’s dedication and service to the Company. The Company’s management and Board extends their sincere condolences to Mr. Gupta’s family.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PubMatic, Inc.

Date: December 31, 2021	By:	/s/ Thomas C. Chow
Thomas C. Chow
General Counsel and Secretary